Exhibit 10.2

Amendment To Share Purchase Agreement

THIS AMENDMENT TO SHARE PURCHASE AGREEMENT ("Amendment") is made as of October 1, 2003

BETWEEN:

DANIEL REITZIK, an individual resident of the Province of British Columbia whose address is Suite 003, 633 West 8th Avenue, Vancouver, BC, V5Z 1C3

OF THE FIRST PART

AND:

JASON JASPAR, an individual resident of the Province of British Columbia whose address is 230 East 37th Avenue, Vancouver, BC, V5W 1E6

OF THE SECOND PART

AND:

ROBERT SKOKO, an individual resident of the Province of British Columbia whose address is 8818 Erin Avenue, Burnaby, BC, V3N 4E9

OF THE THIRD PART

AND:

MURRAY SMITH, an individual resident of the Province of British Columbia whose address is 6050 Granville Street, Vancouver, BC, V6M 3E1

OF THE FOURTH PART

AND:

CHRIS SARGENT, an individual resident of the Province of British Columbia whose address is Penthouse 8 - 1688 Robson Street, Vancouver, BC, V6G 1C7

OF THE FIFTH PART

AND:

MONTY REITZIK, an individual resident of the Province of British Columbia whose address is 2095 26th Street, West Vancouver, BC, V7V 4K5

OF THE SIXTH PART

AND:

GEORGE and SOPHIE SPURR, individual residents of the Province of British Columbia whose address is 7378 Granville Street, Vancouver, BC, V6P 4Y2

OF THE SEVENTH PART

AND:

ROBERT FOO, an individual resident of the Province of British Columbia whose address is 4138 Staulo Crescent, Vancouver, BC, V6N 3S2

OF THE EIGHTH PART

AND:

JAN DRAKE, an individual resident of the State of Washington whose address is Suite 211 - 1119 1st Avenue, Seattle, WA 98101

OF THE NINTH PART

AND:

EDDI SPONZA, an individual resident of the Province of British Columbia whose address is 1010 Moody Avenue, North Vancouver, BC, V7L 4W7

OF THE TENTH PART

AND:

JON PETERS, an individual resident of the Province of British Columbia whose address is 800 - 885 Dunsmuir Street, Vancouver, BC, V6C 1N5

OF THE ELEVENTH PART

AND:

RAYMOND MOL, an individual resident of the Province of British Columbia whose address is 9035 - 162A Street, Surrey, BC, V4N 3L6

OF THE TWELFTH PART

AND:

MEGAN MCKENZIE, an individual resident of the Province of British Columbia whose address is 2326 - 137th Street, Surrey, BC, V4A 9V1

OF THE THIRTEENTH PART

AND:

JENNIFER MCKENZIE, an individual resident of the Province of British Columbia whose address is 2326 - 137th Street, Surrey, BC, V4A 9V1

OF THE FOURTEENTH PART

AND:

LOUISE SHAW, an individual resident of the Province of British Columbia whose address is 1881 - 136A Street, Surrey, BC, V4A 9E9

OF THE FIFTEENTH PART

AND:

DEBRA MOL, an individual resident of the Province of British Columbia whose address is 9035 - 162A Street, Surrey, BC, V4N 3L6

OF THE SIXTEENTH PART

AND:

CARMOL BUSINESS MANAGEMENT LTD., a company incorporated pursuant to the laws of British Columbia, having an address at #58, 10038 - 150th Street, Surrey, BC, V3R 0M8

OF THE SEVENTEENTH PART

AND:

CONQUEST CONSULTING INC., a company incorporated pursuant to the laws of the Cayman Islands, having an address at P.O. Box 1350, Hamilton, Bermuda HMNX

OF THE EIGHTEENTH PART

(Daniel Reitzik, Jason Jaspar, Robert Skoko, Murray Smith, Chris Sargent, Monty Reitzik, George and Sophie Spurr, Robert Foo, Jan Drake, Eddi Sponza, Jon Peters, Raymond Mol, Megan McKenzie, Jennifer McKenzie, Louise Shaw, Debra Mol, Carmol Business Management Ltd. and Conquest Consulting Inc. are hereinafter referred to collectively as the "Vendors")

AND:

OCEAN VENTURES INC., an Alberta corporation whose address is Suite 110, 10851 Shellbridge Way, Richmond, BC, V6X 2W8

(the "Purchaser")

OF THE NINETEENTH PART

Background

A. The Vendors and the Purchaser are all of the parties to that certain Share Purchase Agreement (the "Share Purchase Agreement") dated July 21, 2003, pursuant to which the Vendors propose to exchange all the issued and outstanding securities in the capital of Digital Youth Network Inc. (the "Company") for shares of the Purchaser;

B. Prior to completion of the transactions contemplated in the Share Purchase Agreement, the Vendors and the Purchaser desire to modify the Share Purchase Agreement as set forth in this Amendment.

NOW, THEREFORE, for and in consideration of the covenants herein contained and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby agree as follows:

1. DEFINITIONS

Capitalized terms used in this Amendment shall have the meaning attributed to them in the Share Purchase Agreement unless otherwise specified in this Amendment.

2. CLOSING DATE

The Closing Date shall be October 1, 2003.

3. CONQUEST CONSULTING INC.

Any reference in the Share Purchase Agreement or in any documents ancillary thereto to "Conquest Consulting Inc.", "Conquest Consultants Inc." or "Conquest Consulting Ltd.", a Bahamian corporation, shall be deemed to be a reference to Conquest Consulting Inc., a body corporate organized pursuant to the laws of Bermuda.

4. SCHEDULES

At the time that the Share Purchase Agreement was executed and delivered, the schedules thereto were not attached. For greater certainty, the schedules attached to this Amendment constitute all of the Schedules to the Share Purchase Agreement and are hereby incorporated into the Agreement by this reference.

5. INDEMNITY FUND

Notwithstanding Section 3.6 of the Share Purchase Agreement, only 50% of the OCV Shares held by Daniel Reitzik, Jason Jaspar and Robert Skoko shall be placed in and shall be subject to the terms of the Indemnity Fund established pursuant to Section 19 of the Share Purchase Agreement.

6. POST-CLOSING GOVERNANCE

Section 12.1 of the Share Purchase Agreement is hereby amended to reflect that the Board of Directors of the Purchaser immediately after the Closing Date shall consist of six members, each to hold office pursuant to the provisions of the Share Purchase Agreement, the applicable laws of Alberta and the Articles of Incorporation and By-laws of the Purchaser. Four of these six members shall be the four current members of the Purchaser's Board of Directors (i.e., Grayson Hand, Dennis Sinclair, Raymond Mol and Jerry McKenzie). The other two members shall be nominated by the Vendor Representative, whose initial nominees are Roland Sartorius and Daniel Reitzik. The provisions of this Section 4.1 prescribing the structure of the Purchaser's Board shall expire on the earlier of (i) the first anniversary of the Closing Date; or (ii) the date of the Purchaser's next annual general meeting of shareholders.

7. FINDERS FEE

Section 14 of the Share Purchase Agreement is amended by deleting any reference to Stephen Barley and by inserting, in Mr. Barley's place and stead, CHM Consulting Inc. as to 150,000 shares, 634008 B.C. Ltd. as to 150,000 shares and Zoltan Szoke as to 150,000 shares. These shares will continue to be issued at a deemed issue price of U.S.$0.25 per share as a finders' fee. These common shares shall not be registered shares, shall be subject to the restrictions described in Section 3.3 of the Share Purchase Agreement and shall bear the legends set forth in the first paragraph of Section 3.8 of the Share Purchase Agreement.

8. INDEMNITY FUND

The second sentence of Section 19.1 is hereby modified to reflect that the "Pledgors" consist of only Daniel Reitzik, Jason Jaspar and Robert Skoko.

9. GENERAL

9.1 Proper Law

This Amendment will be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of British Columbia.

9.2 Counterparts

This Amendment may be executed in several counterparts, each of which will be deemed to be an original and all of which will together constitute one and the same instrument.

9.3 Electronic Means

Delivery of an executed copy of this Amendment by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Amendment as of the date set forth on page one of this Amendment.

9.4 Ratification

Except as expressly modified by this Amendment, the Share Purchase Agreement remains in full force and effect.

The parties have executed this Amendment as of the date and year first above written.

SIGNED, SEALED and DELIVERED by DANIEL REITZIK in the presence of:

/s/ Ethan Minsky
Signature
Ethan Minsky
Print Name
800 - 885 West Georgia Street
Address
Vancouver, BC V6C 3H1
Barrister & Solicitor
Occupation

) ) ) ) ) ) ) ) ) ) ) ) )	/s/ Daniel Reitzik DANIEL REITZIK

SIGNED, SEALED and DELIVERED by JASON JASPAR in the presence of:

/s/ Ethan Minsky
Signature
Ethan Minsky
Print Name
800 - 885 West Georgia Street
Address
Vancouver, BC V6C 3H1
Barrister & Solicitor
Occupation

) ) ) ) ) ) ) ) ) ) ) ) )	/s/ Jason Jaspar JASON JASPAR

SIGNED, SEALED and DELIVERED by ROBERT SKOKO in the presence of: /s/ Jason Jaspar Signature Jason Jaspar Print Name 230 East 37th Avenue Address Vancouver, BC Businessman Occupation	) ) ) ) ) ) ) ) ) ) ) ) )	/s/ Robert Skoko ROBERT SKOKO

SIGNED, SEALED and DELIVERED by MURRAY SMITH in the presence of: /s/ Jason Jaspar Signature Jason Jaspar Print Name 230 East 37th Avenue Address Vancouver, BC Businessman Occupation	) ) ) ) ) ) ) ) ) ) ) ) )	/s/ Murray Smith MURRAY SMITH

SIGNED, SEALED and DELIVERED by CHRIS SARGENT in the presence of: /s/ Jason Jaspar Signature Jason Jaspar Print Name 230 East 37th Avenue Address Vancouver, BC Businessman Occupation	) ) ) ) ) ) ) ) ) ) ) ) )	/s/ Chris Sargent CHRIS SARGENT

SIGNED, SEALED and DELIVERED by MONTY REITZIK in the presence of: /s/ Jason Jaspar Signature Jason Jaspar Print Name 230 East 37th Avenue Address Vancouver, BC Businessman Occupation	) ) ) ) ) ) ) ) ) ) ) ) )	/s/ Monty Reitzik MONTY REITZIK

SIGNED, SEALED and DELIVERED by GEORGE and SOPHIE SPURR in the presence of: /s/ Jason Jaspar Signature Jason Jaspar Print Name 230 East 37th Avenue Address Vancouver, BC Businessman Occupation	) ) ) ) ) ) ) ) ) ) ) ) )	/s/ George Spurr GEORGE SPURR /s/ Sophie Spurr SOPHIE SPURR

SIGNED, SEALED and DELIVERED by ROBERT FOO in the presence of: /s/ Jason Jaspar Signature Jason Jaspar Print Name 230 East 37th Avenue Address Vancouver, BC Businessman Occupation	) ) ) ) ) ) ) ) ) ) ) ) )	/s/ Robert Foo ROBERT FOO

SIGNED, SEALED and DELIVERED by JAN DRAKE in the presence of: /s/ Ethan Minsky Signature Ethan Minsky Print Name 800 - 885 West Georgia Street Address Vancouver, BC Barrister & Solicitor Occupation	) ) ) ) ) ) ) ) ) ) ) ) )	/s/ Jan Drake JAN DRAKE

SIGNED, SEALED and DELIVERED by EDDI SPONZA in the presence of: /s/ Jason Jaspar Signature Jason Jaspar Print Name 230 East 37th Avenue Address Vancouver, BC Businessman Occupation	) ) ) ) ) ) ) ) ) ) ) ) )	/s/ Eddi Sponza EDDI SPONZA

SIGNED, SEALED and DELIVERED by RAYMOND MOL in the presence of: /s/ Robert Skoko Signature Robert Skoko Print Name 8818 Erin Avenue Address Burnaby, BC V3W 4E9 Businessman Occupation	) ) ) ) ) ) ) ) ) ) ) ) )	/s/ Raymond Mol RAYMOND MOL

SIGNED, SEALED and DELIVERED by LOUISE SHAW in the presence of: /s/ Patrick Moran Signature Patrick Moran Print Name 12753 15 Avenue Address Surrey, BC V4A 1K5 Telecommunication Consultant Occupation	) ) ) ) ) ) ) ) ) ) ) ) )	/s/ Louise Shaw LOUISE SHAW

SIGNED, SEALED and DELIVERED by MEGAN MCKENZIE in the presence of:

/s/ Patrick Moran
Signature
Patrick Moran
Print Name
12753 15 Avenue
Address
Surrey, BC V4A 1K5
Telecommunications Consultant
Occupation

) ) ) ) ) ) ) ) ) ) ) ) )	/s/ Megan McKenzie MEGAN MCKENZIE

SIGNED, SEALED and DELIVERED by JENNIFER MCKENZIE in the presence of:

/s/ Patrick Moran
Signature
Patrick Moran
Print Name
12753 15 Avenue
Address
Surrey, BC V4A 1K5
Telecommunications Consultant
Occupation

) ) ) ) ) ) ) ) ) ) ) ) )	/s/ Jennifer McKenzie JENNIFER MCKENZIE

SIGNED, SEALED and DELIVERED by DEBRA MOL in the presence of: /s/ Robert Skoko Signature Robert Skoko Print Name 8818 Erin Avenue Address Burnaby, BC Businessman Occupation	) ) ) ) ) ) ) ) ) ) ) ) )	/s/ Debra Mol DEBRA MOL

SIGNED, SEALED and DELIVERED by JON PETERS in the presence of: Signature Print Name Address Occupation	) ) ) ) ) ) ) ) ) ) ) ) )	JON PETERS

CARMOL BUSINESS MANAGEMENT LTD.

Per:
/s/ Raymond Mol
Authorized Signatory

CONQUEST CONSULTING INC.

Per:
/s/ Chris Sargent
Authorized Signatory

OCEAN VENTURES INC.

Per:
/s/ Raymond Mol
Authorized Signatory

SCHEDULE 1

DIGITAL YOUTH NETWORK INC.

FINANCIAL STATEMENTS

May 31, 2003

(Stated in US Dollars)

(Unaudited - Prepared by Management)

DIGITAL YOUTH NETWORK INC.
BALANCE SHEET
May 31, 2003
(Stated in US Dollars)
(Unaudited - Prepared by Management)

ASSETS
Current
Cash	$20,700
GST receivable	13,817
Merchandise and cell phones	46,748
Prepaid expenses	2,553

83,818
Capital assets	3,118
Licensing agreement	2,998

$89,934

LIABILITIES
Current
Accounts payable	$47,455
Loan payable - Ocean Ventures Inc.	134,958

182,413

SHAREHOLDERS' DEFICIENCY
Share capital
Authorized:
15,000,000 Common shares without par value
Issued:
10,697,008 Common shares	257,145
Deficit	(349,624)

(92,479)

$89,934

DIGITAL YOUTH NETWORK INC.
STATEMENT OF LOSS AND DEFICIT
for the nine months ended May 31, 2003
(Stated in US Dollars)
(Unaudited - Prepared by Management)

Revenue	$44,054

Expenses
Advertising and promotion
Amortization
Bank charges and interest	1,230
Consulting fees	37,760
Foreign exchange	16,545
Management fees	76,929
Merchandise and cell phones	112,915
Office, telephone and miscellaneous	8,940
Professional fees	8,983
Rent	14,842
Travel and entertainment	13,348

308,162

Net loss for the period	264,108

Deficit, beginning of period	(85,516)

Deficit, end of period	(349,624)

SCHEDULE 2

PURCHASER'S CLOSING CERTIFICATE

BRING-DOWN CERTIFICATE

OF

OCEAN VENTURES INC.
TO:

Daniel Reitzik, Jason Jaspar, Robert Skoko, Murray Smith, Chris Sargent, Monty Reitzik, George and Sophie Spurr, Robert Foo, Jan Drake, Eddi Sponza, Jon Peters, Raymond Mol, Megan McKenzie, Jennifer McKenzie, Louise Shaw, Debra Mol, Carmol Business Management Ltd., and Conquest Consulting Inc. (the "Vendors")

This Certificate is delivered pursuant to the Share Purchase Agreement (the "Purchase Agreement") made as of July 21, 2003, as amended by an Amendment to Share Purchase Agreement dated October 1, 2003, between the Vendors and Ocean Ventures Inc. (the "Corporation"). Capitalized terms used in this Certificate and not defined herein shall have the meanings given to them in the Purchase Agreement.

I, Raymond Mol, certify in my capacity as an officer of the Corporation and without any personal liability that:

1. I am the President and a Director of the Corporation and as such have knowledge of the matters certified to herein.

2. The representations and warranties of the Corporation contained in the Purchase Agreement are materially true and correct on this date with the same effect as if made on and as of this date.

3. Each and all of the terms, covenants, conditions, agreements and obligations of the Corporation required by the Purchase Agreement to be performed, satisfied or complied with on or before the Closing Date have been performed, satisfied or complied with.

DATED this 1st day of October, 2003.

Raymond Mol
President and Director

SCHEDULE 3

VENDORS' CLOSING CERTIFICATES

BRING-DOWN CERTIFICATE

OF

DANIEL REITZIK

TO: Ocean Ventures Inc. (the "Purchaser")

This Certificate is delivered pursuant to the Share Purchase Agreement (the "Purchase Agreement") made as of July 21, 2003, as amended by an Amendment to Share Purchase Agreement dated October 1, 2003, between Daniel Reitzik, Jason Jaspar, Robert Skoko, Murray Smith, Chris Sargent, Monty Reitzik, George and Sophie Spurr, Robert Foo, Jan Drake, Eddi Sponza, Jon Peters, Raymond Mol, Megan McKenzie, Jennifer McKenzie, Louise Shaw, Debra Mol, Carmol Business Management Ltd., and Conquest Consulting Inc. (collectively, the "Vendors") and Ocean Ventures Inc. (the "Purchaser"). Capitalized terms used in this Certificate and not defined herein shall have the meanings given to them in the Purchase Agreement.

The undersigned does hereby certify that:

1. He has knowledge of the matters certified to herein.

2. The representations and warranties of the Vendors contained in the Purchase Agreement are materially true and correct on this date with the same effect as if made on and as of this date.

3. Each and all of the terms, covenants, conditions, agreements and obligations of the Vendors required by the Purchase Agreement to be performed, satisfied or complied with on or before the Closing Date have been performed, satisfied or complied with.

DATED this 1st day of October, 2003.

Daniel Reitzik

BRING-DOWN CERTIFICATE

OF

JASON JASPAR

TO: Ocean Ventures Inc. (the "Purchaser")

This Certificate is delivered pursuant to the Share Purchase Agreement (the "Purchase Agreement") made as of July 21, 2003, as amended by an Amendment to Share Purchase Agreement dated October 1, 2003, between Daniel Reitzik, Jason Jaspar, Robert Skoko, Murray Smith, Chris Sargent, Monty Reitzik, George and Sophie Spurr, Robert Foo, Jan Drake, Eddi Sponza, Jon Peters, Raymond Mol, Megan McKenzie, Jennifer McKenzie, Louise Shaw, Debra Mol, Carmol Business Management Ltd., and Conquest Consulting Inc. (collectively, the "Vendors") and Ocean Ventures Inc. (the "Purchaser"). Capitalized terms used in this Certificate and not defined herein shall have the meanings given to them in the Purchase Agreement.

The undersigned does hereby certify that:

1. He has knowledge of the matters certified to herein.

2. The representations and warranties of the Vendors contained in the Purchase Agreement are materially true and correct on this date with the same effect as if made on and as of this date.

3. Each and all of the terms, covenants, conditions, agreements and obligations of the Vendors required by the Purchase Agreement to be performed, satisfied or complied with on or before the Closing Date have been performed, satisfied or complied with.

DATED this 1st day of October, 2003.

Jason Jaspar

BRING-DOWN CERTIFICATE

OF

ROBERT SKOKO

TO: Ocean Ventures Inc. (the "Purchaser")

This Certificate is delivered pursuant to the Share Purchase Agreement (the "Purchase Agreement") made as of July 21, 2003, as amended by an Amendment to Share Purchase Agreement dated October 1, 2003, between Daniel Reitzik, Jason Jaspar, Robert Skoko, Murray Smith, Chris Sargent, Monty Reitzik, George and Sophie Spurr, Robert Foo, Jan Drake, Eddi Sponza, Jon Peters, Raymond Mol, Megan McKenzie, Jennifer McKenzie, Louise Shaw, Debra Mol, Carmol Business Management Ltd., and Conquest Consulting Inc. (collectively, the "Vendors") and Ocean Ventures Inc. (the "Purchaser"). Capitalized terms used in this Certificate and not defined herein shall have the meanings given to them in the Purchase Agreement.

The undersigned does hereby certify that:

1. He has knowledge of the matters certified to herein.

2. The representations and warranties of the Vendors contained in the Purchase Agreement are materially true and correct on this date with the same effect as if made on and as of this date.

3. Each and all of the terms, covenants, conditions, agreements and obligations of the Vendors required by the Purchase Agreement to be performed, satisfied or complied with on or before the Closing Date have been performed, satisfied or complied with.

DATED this 1st day of October, 2003.

Robert Skoko

BRING-DOWN CERTIFICATE

OF

MURRAY SMITH

TO: Ocean Ventures Inc. (the "Purchaser")

This Certificate is delivered pursuant to the Share Purchase Agreement (the "Purchase Agreement") made as of July 21, 2003, as amended by an Amendment to Share Purchase Agreement dated October 1, 2003, between Daniel Reitzik, Jason Jaspar, Robert Skoko, Murray Smith, Chris Sargent, Monty Reitzik, George and Sophie Spurr, Robert Foo, Jan Drake, Eddi Sponza, Jon Peters, Raymond Mol, Megan McKenzie, Jennifer McKenzie, Louise Shaw, Debra Mol, Carmol Business Management Ltd., and Conquest Consulting Inc. (collectively, the "Vendors") and Ocean Ventures Inc. (the "Purchaser"). Capitalized terms used in this Certificate and not defined herein shall have the meanings given to them in the Purchase Agreement.

The undersigned does hereby certify that:

1. He has knowledge of the matters certified to herein.

2. The representations and warranties of the Vendors contained in the Purchase Agreement are materially true and correct on this date with the same effect as if made on and as of this date.

3. Each and all of the terms, covenants, conditions, agreements and obligations of the Vendors required by the Purchase Agreement to be performed, satisfied or complied with on or before the Closing Date have been performed, satisfied or complied with.

DATED this 1st day of October, 2003.

Murray Smith

BRING-DOWN CERTIFICATE

OF

CHRIS SARGENT

TO: Ocean Ventures Inc. (the "Purchaser")

This Certificate is delivered pursuant to the Share Purchase Agreement (the "Purchase Agreement") made as of July 21, 2003, as amended by an Amendment to Share Purchase Agreement dated October 1, 2003, between Daniel Reitzik, Jason Jaspar, Robert Skoko, Murray Smith, Chris Sargent, Monty Reitzik, George and Sophie Spurr, Robert Foo, Jan Drake, Eddi Sponza, Jon Peters, Raymond Mol, Megan McKenzie, Jennifer McKenzie, Louise Shaw, Debra Mol, Carmol Business Management Ltd., and Conquest Consulting Inc. (collectively, the "Vendors") and Ocean Ventures Inc. (the "Purchaser"). Capitalized terms used in this Certificate and not defined herein shall have the meanings given to them in the Purchase Agreement.

The undersigned does hereby certify that:

1. He has knowledge of the matters certified to herein.

2. The representations and warranties of the Vendors contained in the Purchase Agreement are materially true and correct on this date with the same effect as if made on and as of this date.

3. Each and all of the terms, covenants, conditions, agreements and obligations of the Vendors required by the Purchase Agreement to be performed, satisfied or complied with on or before the Closing Date have been performed, satisfied or complied with.

DATED this 1st day of October, 2003.

Chris Sargent

BRING-DOWN CERTIFICATE

OF

MONTY REITZIK

TO: Ocean Ventures Inc. (the "Purchaser")

This Certificate is delivered pursuant to the Share Purchase Agreement (the "Purchase Agreement") made as of July 21, 2003, as amended by an Amendment to Share Purchase Agreement dated October 1, 2003, between Daniel Reitzik, Jason Jaspar, Robert Skoko, Murray Smith, Chris Sargent, Monty Reitzik, George and Sophie Spurr, Robert Foo, Jan Drake, Eddi Sponza, Jon Peters, Raymond Mol, Megan McKenzie, Jennifer McKenzie, Louise Shaw, Debra Mol, Carmol Business Management Ltd., and Conquest Consulting Inc. (collectively, the "Vendors") and Ocean Ventures Inc. (the "Purchaser"). Capitalized terms used in this Certificate and not defined herein shall have the meanings given to them in the Purchase Agreement.

The undersigned does hereby certify that:

1. He has knowledge of the matters certified to herein.

2. The representations and warranties of the Vendors contained in the Purchase Agreement are materially true and correct on this date with the same effect as if made on and as of this date.

3. Each and all of the terms, covenants, conditions, agreements and obligations of the Vendors required by the Purchase Agreement to be performed, satisfied or complied with on or before the Closing Date have been performed, satisfied or complied with.

DATED this 1st day of October, 2003.

Monty Reitzik

BRING-DOWN CERTIFICATE

OF

GEORGE AND SOPHIE SPURR

TO: Ocean Ventures Inc. (the "Purchaser")

This Certificate is delivered pursuant to the Share Purchase Agreement (the "Purchase Agreement") made as of July 21, 2003, as amended by an Amendment to Share Purchase Agreement dated October 1, 2003, between Daniel Reitzik, Jason Jaspar, Robert Skoko, Murray Smith, Chris Sargent, Monty Reitzik, George and Sophie Spurr, Robert Foo, Jan Drake, Eddi Sponza, Jon Peters, Raymond Mol, Megan McKenzie, Jennifer McKenzie, Louise Shaw, Debra Mol, Carmol Business Management Ltd., and Conquest Consulting Inc. (collectively, the "Vendors") and Ocean Ventures Inc. (the "Purchaser"). Capitalized terms used in this Certificate and not defined herein shall have the meanings given to them in the Purchase Agreement.

The undersigned do hereby jointly certify that:

1. They have knowledge of the matters certified to herein.

2. The representations and warranties of the Vendors contained in the Purchase Agreement are materially true and correct on this date with the same effect as if made on and as of this date.

3. Each and all of the terms, covenants, conditions, agreements and obligations of the Vendors required by the Purchase Agreement to be performed, satisfied or complied with on or before the Closing Date have been performed, satisfied or complied with.

DATED this 1st day of October, 2003.

George Spurr

Sophie Spurr

BRING-DOWN CERTIFICATE

OF

ROBERT FOO

TO: Ocean Ventures Inc. (the "Purchaser")

This Certificate is delivered pursuant to the Share Purchase Agreement (the "Purchase Agreement") made as of July 21, 2003, as amended by an Amendment to Share Purchase Agreement dated October 1, 2003, between Daniel Reitzik, Jason Jaspar, Robert Skoko, Murray Smith, Chris Sargent, Monty Reitzik, George and Sophie Spurr, Robert Foo, Jan Drake, Eddi Sponza, Jon Peters, Raymond Mol, Megan McKenzie, Jennifer McKenzie, Louise Shaw, Debra Mol, Carmol Business Management Ltd., and Conquest Consulting Inc. (collectively, the "Vendors") and Ocean Ventures Inc. (the "Purchaser"). Capitalized terms used in this Certificate and not defined herein shall have the meanings given to them in the Purchase Agreement.

The undersigned does hereby certify that:

1. He has knowledge of the matters certified to herein.

2. The representations and warranties of the Vendors contained in the Purchase Agreement are materially true and correct on this date with the same effect as if made on and as of this date.

3. Each and all of the terms, covenants, conditions, agreements and obligations of the Vendors required by the Purchase Agreement to be performed, satisfied or complied with on or before the Closing Date have been performed, satisfied or complied with.

DATED this 1st day of October, 2003.

Robert Foo

BRING-DOWN CERTIFICATE

OF

JAN DRAKE

TO: Ocean Ventures Inc. (the "Purchaser")

This Certificate is delivered pursuant to the Share Purchase Agreement (the "Purchase Agreement") made as of July 21, 2003, as amended by an Amendment to Share Purchase Agreement dated October 1, 2003, between Daniel Reitzik, Jason Jaspar, Robert Skoko, Murray Smith, Chris Sargent, Monty Reitzik, George and Sophie Spurr, Robert Foo, Jan Drake, Eddi Sponza, Jon Peters, Raymond Mol, Megan McKenzie, Jennifer McKenzie, Louise Shaw, Debra Mol, Carmol Business Management Ltd., and Conquest Consulting Inc. (collectively, the "Vendors") and Ocean Ventures Inc. (the "Purchaser"). Capitalized terms used in this Certificate and not defined herein shall have the meanings given to them in the Purchase Agreement.

The undersigned does hereby certify that:

1. He has knowledge of the matters certified to herein.

2. The representations and warranties of the Vendors contained in the Purchase Agreement are materially true and correct on this date with the same effect as if made on and as of this date.

3. Each and all of the terms, covenants, conditions, agreements and obligations of the Vendors required by the Purchase Agreement to be performed, satisfied or complied with on or before the Closing Date have been performed, satisfied or complied with.

DATED this 1st day of October, 2003.

Jan Drake

BRING-DOWN CERTIFICATE

OF

EDDI SPONZA

TO: Ocean Ventures Inc. (the "Purchaser")

This Certificate is delivered pursuant to the Share Purchase Agreement (the "Purchase Agreement") made as of July 21, 2003, as amended by an Amendment to Share Purchase Agreement dated October 1, 2003, between Daniel Reitzik, Jason Jaspar, Robert Skoko, Murray Smith, Chris Sargent, Monty Reitzik, George and Sophie Spurr, Robert Foo, Jan Drake, Eddi Sponza, Jon Peters, Raymond Mol, Megan McKenzie, Jennifer McKenzie, Louise Shaw, Debra Mol, Carmol Business Management Ltd., and Conquest Consulting Inc. (collectively, the "Vendors") and Ocean Ventures Inc. (the "Purchaser"). Capitalized terms used in this Certificate and not defined herein shall have the meanings given to them in the Purchase Agreement.

The undersigned does hereby certify that:

1. He has knowledge of the matters certified to herein.

2. The representations and warranties of the Vendors contained in the Purchase Agreement are materially true and correct on this date with the same effect as if made on and as of this date.

3. Each and all of the terms, covenants, conditions, agreements and obligations of the Vendors required by the Purchase Agreement to be performed, satisfied or complied with on or before the Closing Date have been performed, satisfied or complied with.

DATED this 1st day of October, 2003.

Eddi Sponza

BRING-DOWN CERTIFICATE

OF

JON PETERS

TO: Ocean Ventures Inc. (the "Purchaser")

This Certificate is delivered pursuant to the Share Purchase Agreement (the "Purchase Agreement") made as of July 21, 2003, as amended by an Amendment to Share Purchase Agreement dated October 1, 2003, between Daniel Reitzik, Jason Jaspar, Robert Skoko, Murray Smith, Chris Sargent, Monty Reitzik, George and Sophie Spurr, Robert Foo, Jan Drake, Eddi Sponza, Jon Peters, Raymond Mol, Megan McKenzie, Jennifer McKenzie, Louise Shaw, Debra Mol, Carmol Business Management Ltd., and Conquest Consulting Inc. (collectively, the "Vendors") and Ocean Ventures Inc. (the "Purchaser"). Capitalized terms used in this Certificate and not defined herein shall have the meanings given to them in the Purchase Agreement.

The undersigned does hereby certify that:

1. He has knowledge of the matters certified to herein.

2. The representations and warranties of the Vendors contained in the Purchase Agreement are materially true and correct on this date with the same effect as if made on and as of this date.

3. Each and all of the terms, covenants, conditions, agreements and obligations of the Vendors required by the Purchase Agreement to be performed, satisfied or complied with on or before the Closing Date have been performed, satisfied or complied with.

DATED this 1st day of October, 2003.

Jon Peters

BRING-DOWN CERTIFICATE

OF

RAYMOND MOL

TO: Ocean Ventures Inc. (the "Purchaser")

This Certificate is delivered pursuant to the Share Purchase Agreement (the "Purchase Agreement") made as of July 21, 2003, as amended by an Amendment to Share Purchase Agreement dated October 1, 2003, between Daniel Reitzik, Jason Jaspar, Robert Skoko, Murray Smith, Chris Sargent, Monty Reitzik, George and Sophie Spurr, Robert Foo, Jan Drake, Eddi Sponza, Jon Peters, Raymond Mol, Megan McKenzie, Jennifer McKenzie, Louise Shaw, Debra Mol, Carmol Business Management Ltd., and Conquest Consulting Inc. (collectively, the "Vendors") and Ocean Ventures Inc. (the "Purchaser"). Capitalized terms used in this Certificate and not defined herein shall have the meanings given to them in the Purchase Agreement.

The undersigned does hereby certify that:

1. He has knowledge of the matters certified to herein.

2. The representations and warranties of the Vendors contained in the Purchase Agreement are materially true and correct on this date with the same effect as if made on and as of this date.

3. Each and all of the terms, covenants, conditions, agreements and obligations of the Vendors required by the Purchase Agreement to be performed, satisfied or complied with on or before the Closing Date have been performed, satisfied or complied with.

DATED this 1st day of October, 2003.

Raymond Mol

BRING-DOWN CERTIFICATE

OF

MEGAN McKENZIE

TO: Ocean Ventures Inc. (the "Purchaser")

This Certificate is delivered pursuant to the Share Purchase Agreement (the "Purchase Agreement") made as of July 21, 2003, as amended by an Amendment to Share Purchase Agreement dated October 1, 2003, between Daniel Reitzik, Jason Jaspar, Robert Skoko, Murray Smith, Chris Sargent, Monty Reitzik, George and Sophie Spurr, Robert Foo, Jan Drake, Eddi Sponza, Jon Peters, Raymond Mol, Megan McKenzie, Jennifer McKenzie, Louise Shaw, Debra Mol, Carmol Business Management Ltd., and Conquest Consulting Inc. (collectively, the "Vendors") and Ocean Ventures Inc. (the "Purchaser"). Capitalized terms used in this Certificate and not defined herein shall have the meanings given to them in the Purchase Agreement.

The undersigned does hereby certify that:

1. She has knowledge of the matters certified to herein.

2. The representations and warranties of the Vendors contained in the Purchase Agreement are materially true and correct on this date with the same effect as if made on and as of this date.

3. Each and all of the terms, covenants, conditions, agreements and obligations of the Vendors required by the Purchase Agreement to be performed, satisfied or complied with on or before the Closing Date have been performed, satisfied or complied with.

DATED this 1st day of October, 2003.

Megan McKenzie

BRING-DOWN CERTIFICATE

OF

JENNIFER McKENZIE

TO: Ocean Ventures Inc. (the "Purchaser")

This Certificate is delivered pursuant to the Share Purchase Agreement (the "Purchase Agreement") made as of July 21, 2003, as amended by an Amendment to Share Purchase Agreement dated October 1, 2003, between Daniel Reitzik, Jason Jaspar, Robert Skoko, Murray Smith, Chris Sargent, Monty Reitzik, George and Sophie Spurr, Robert Foo, Jan Drake, Eddi Sponza, Jon Peters, Raymond Mol, Megan McKenzie, Jennifer McKenzie, Louise Shaw, Debra Mol, Carmol Business Management Ltd., and Conquest Consulting Inc. (collectively, the "Vendors") and Ocean Ventures Inc. (the "Purchaser"). Capitalized terms used in this Certificate and not defined herein shall have the meanings given to them in the Purchase Agreement.

The undersigned does hereby certify that:

1. She has knowledge of the matters certified to herein.

2. The representations and warranties of the Vendors contained in the Purchase Agreement are materially true and correct on this date with the same effect as if made on and as of this date.

3. Each and all of the terms, covenants, conditions, agreements and obligations of the Vendors required by the Purchase Agreement to be performed, satisfied or complied with on or before the Closing Date have been performed, satisfied or complied with.

DATED this 1st day of October, 2003.

Jennifer McKenzie

BRING-DOWN CERTIFICATE

OF

LOUISE SHAW

TO: Ocean Ventures Inc. (the "Purchaser")

This Certificate is delivered pursuant to the Share Purchase Agreement (the "Purchase Agreement") made as of July 21, 2003, as amended by an Amendment to Share Purchase Agreement dated October 1, 2003, between Daniel Reitzik, Jason Jaspar, Robert Skoko, Murray Smith, Chris Sargent, Monty Reitzik, George and Sophie Spurr, Robert Foo, Jan Drake, Eddi Sponza, Jon Peters, Raymond Mol, Megan McKenzie, Jennifer McKenzie, Louise Shaw, Debra Mol, Carmol Business Management Ltd., and Conquest Consulting Inc. (collectively, the "Vendors") and Ocean Ventures Inc. (the "Purchaser"). Capitalized terms used in this Certificate and not defined herein shall have the meanings given to them in the Purchase Agreement.

The undersigned does hereby certify that:

1. She has knowledge of the matters certified to herein.

2. The representations and warranties of the Vendors contained in the Purchase Agreement are materially true and correct on this date with the same effect as if made on and as of this date.

3. Each and all of the terms, covenants, conditions, agreements and obligations of the Vendors required by the Purchase Agreement to be performed, satisfied or complied with on or before the Closing Date have been performed, satisfied or complied with.

DATED this 1st day of October, 2003.

Louise Shaw

BRING-DOWN CERTIFICATE

OF

DEBRA MOL

TO: Ocean Ventures Inc. (the "Purchaser")

This Certificate is delivered pursuant to the Share Purchase Agreement (the "Purchase Agreement") made as of July 21, 2003, as amended by an Amendment to Share Purchase Agreement dated October 1, 2003, between Daniel Reitzik, Jason Jaspar, Robert Skoko, Murray Smith, Chris Sargent, Monty Reitzik, George and Sophie Spurr, Robert Foo, Jan Drake, Eddi Sponza, Jon Peters, Raymond Mol, Megan McKenzie, Jennifer McKenzie, Louise Shaw, Debra Mol, Carmol Business Management Ltd., and Conquest Consulting Inc. (collectively, the "Vendors") and Ocean Ventures Inc. (the "Purchaser"). Capitalized terms used in this Certificate and not defined herein shall have the meanings given to them in the Purchase Agreement.

The undersigned does hereby certify that:

1. She has knowledge of the matters certified to herein.

2. The representations and warranties of the Vendors contained in the Purchase Agreement are materially true and correct on this date with the same effect as if made on and as of this date.

3. Each and all of the terms, covenants, conditions, agreements and obligations of the Vendors required by the Purchase Agreement to be performed, satisfied or complied with on or before the Closing Date have been performed, satisfied or complied with.

DATED this 1st day of October, 2003.

Debra Mol

BRING-DOWN CERTIFICATE

OF

CARMOL BUSINESS MANAGEMENT LTD.

TO: Ocean Ventures Inc. (the "Purchaser")

This Certificate is delivered pursuant to the Share Purchase Agreement (the "Purchase Agreement") made as of July 21, 2003, as amended by an Amendment to Share Purchase Agreement dated October 1, 2003, between Daniel Reitzik, Jason Jaspar, Robert Skoko, Murray Smith, Chris Sargent, Monty Reitzik, George and Sophie Spurr, Robert Foo, Jan Drake, Eddi Sponza, Jon Peters, Raymond Mol, Megan McKenzie, Jennifer McKenzie, Louise Shaw, Debra Mol, Carmol Business Management Ltd., and Conquest Consulting Inc. (collectively, the "Vendors") and Ocean Ventures Inc. (the "Purchaser"). Capitalized terms used in this Certificate and not defined herein shall have the meanings given to them in the Purchase Agreement.

The undersigned does hereby certify that:

1. It has knowledge of the matters certified to herein.

2. The representations and warranties of the Vendors contained in the Purchase Agreement are materially true and correct on this date with the same effect as if made on and as of this date.

3. Each and all of the terms, covenants, conditions, agreements and obligations of the Vendors required by the Purchase Agreement to be performed, satisfied or complied with on or before the Closing Date have been performed, satisfied or complied with.

DATED this 1st day of October, 2003.

Carmol Business Management Ltd.

Per:

Name:
Title:

BRING-DOWN CERTIFICATE

OF

CONQUEST CONSULTING INC.

TO: Ocean Ventures Inc. (the "Purchaser")

This Certificate is delivered pursuant to the Share Purchase Agreement (the "Purchase Agreement") made as of July 21, 2003, as amended by an Amendment to Share Purchase Agreement dated October 1, 2003, between Daniel Reitzik, Jason Jaspar, Robert Skoko, Murray Smith, Chris Sargent, Monty Reitzik, George and Sophie Spurr, Robert Foo, Jan Drake, Eddi Sponza, Jon Peters, Raymond Mol, Megan McKenzie, Jennifer McKenzie, Louise Shaw, Debra Mol, Carmol Business Management Ltd., and Conquest Consulting Inc. (collectively, the "Vendors") and Ocean Ventures Inc. (the "Purchaser"). Capitalized terms used in this Certificate and not defined herein shall have the meanings given to them in the Purchase Agreement.

The undersigned does hereby certify that:

1. It has knowledge of the matters certified to herein.

2. The representations and warranties of the Vendors contained in the Purchase Agreement are materially true and correct on this date with the same effect as if made on and as of this date.

3. Each and all of the terms, covenants, conditions, agreements and obligations of the Vendors required by the Purchase Agreement to be performed, satisfied or complied with on or before the Closing Date have been performed, satisfied or complied with.

DATED this 1st day of October, 2003.

Conquest Consulting Inc.

Per:

Name:
Title:

SCHEDULE 4

ARTICLES OF CONTINUANCE OF THE COMPANY
Industry Canada Canada Business Corporations Act	Industrie Canada Loi canadienne sur les societes par actions	ELECTRONIC TRANSACTION REPORT ARTICLES OF CONTINUANCE (SECTION 187)	RAPPORT DE LA TRANSACTION ELECTRONIQUE CLAUSES DE PROROGATION (ARTICLE 187)
Processing Type - Mode de traltement: E-Commerce/Commerce-E
Request Number: 1113772 Numéro de Demande:
1 - Name of corporation	Denomination de la societe
DIGITAL YOUTH NETWORK INC.
2 - The province or territory in Canada where the registered office is to be situated	La province ou le territoire Canada ou se situera le siege social
BC
3 - The classes and any maximum number of shares that the corporation is authorized to issue	Categories et tout nombre maximal d'actions que la societe est autorisee a emettre
The annexed Schedule A is incorporated in this form. L'annexe A ci-jointe fait partie integrante de la presente formule.
4 - Restrictions, if any, on share transfers	Restrictions sur le transfert des actions, s'il y a lieu
The annexed Schedule B is incorporated in this form. L'annexe B ci-jointe fait partie intgrante de la presente formule.
5 - Number (or minimum and maximum number) of directors	Nombre (ou nombre minimal et maximal) d'administrateurs
Minimum: 3 Maximum: 5
6 - Restrictions, if any, on business the corporation may carry on	Limites imposees a l'activite commerciale de la societe, s'il y a lieu
The annexed Schedule C is incorporated in this form. L'annexe C ci-jointe fait partie integrante de la presente formule.
7 - (1) If the corporation is changing its name on this continuance, what was the corporation's previous name?	(1) Si la societe change sa denomination sociale avec cette prorogation, quelle etalt sa denomination social anterieure?
PCS Media Inc.
(2) Details of incorporation	(2) Details de la constitution
The annexed Schedule D is incorporated in this form. L'annexe D ci-jointe fait partie integrante de la presente formule.
8 - Other provisions, if any	Autres dispositions, s'il y a lieu
The annexed Schedule E is incorporated in this form. L'annexe E ci-jointe fait partie integrante de la presente formule.
Date	Signature	Title - Titre
2002/11/12	/s/ DANIEL RIETZIK	Director
FOR DEPARTMENTAL USE ONLY - A L'USAGE DU MINISTERE SEULEMENT Corporation No. - No. de la societe	Filed - Deposee

IC 3247 (01-95) (cca 1391)

SCHEDULE / ANNEX A

An unlimited number of Common Shares without par value.

SCHEDULE / ANNEX B

Restrictions on the transfer of shares

(1) The directors may in their absolute discretion decline to register any transfer of shares and shall not be required to disclose their reasons therefor.

(2) No shares shall be transferred by any shareholder, or the personal representative of any deceased shareholder or the trustee in bankruptcy of any bankrupt shareholder, or the liquidator of a shareholder that is a body corporate, except under the following conditions:

(a) A person (herein called the "proposing transferor") desiring to transfer any shares shall give notice in writing (herein called the "transfer notice") to the Corporation that the proposing transferor desires to transfer the shares. The transfer notice shall specify the number of shares that the proposing transferor desires to transfer, the price, which shall be expressed in lawful money of Canada, and the terms of payment upon which the proposing transferor is prepared to transfer the share and shall constitute the Corporation the agent of the proposing transferor for the sale thereof to any shareholder or shareholders of the Corporation at that price and upon those terms. The transfer notice shall also state whether or not the proposing transferor has received an offer to purchase the shares or any of them from, or proposes to sell the shares or any of them to, any particular person or persons who are not shareholders and if so the names and addresses of such persons shall be specified in the transfer notice. The transfer notice shall constitute an offer by the proposing transferor to the other shareholders holding shares of the class or classes included in the transfer notice and shall not be revocable except with the sanction of the directors. If the transfer notice pertains to shares of more than one class, then the consideration and terms of payment for each class of shares shall be stated separately in the transfer notice.

(b) The directors shall forthwith upon receipt thereof transmit the transfer notice to each of the shareholders, other than the proposing transferor, holding shares of the class or classes set forth in the transfer notice and request each shareholder to whom the transfer notice is sent to state in writing within 14 days from the date of the transfer notice whether such shareholder is willing to accept any, and if so, the maximum number of shares such shareholder is willing to accept at the price and upon the terms specified in the transfer notice. A shareholder shall only be entitled to purchase shares of the class or classes held by such shareholder.

(c) Upon the expiration of the 14-day notice period referred to in paragraph (b), if the directors have received from the shareholders entitled to receive the transfer notice sufficient acceptances to take up the full number of shares offered by the transfer notice and, if the transfer notice includes shares of more than one class, sufficient acceptances from the shareholder of each class to take up the full number of shares of each class offered by the transfer notice, the directors shall thereupon apportion shares so offered among the shareholders so accepting and so far as may be, pro rata, according to the number of shares held by each of them respectively, and in the case of more than one class of shares, then pro rata in respect of each class. If the directors have not received sufficient acceptances as aforesaid, they may, but only with the consent of the proposing transferor who shall not be obliged to sell to shareholders in the aggregate less than the total number of shares of one or more classes of shares offered by the transfer notice, apportion the shares so offered among the shareholders so accepting so far as may be according to the number of share held by each respectively but only up to the amount accepted by such shareholders respectively. Upon any such apportionment being made the proposing transferor shall be bound upon payment of the price to transfer the shares to the respective shareholders to whom the directors have apportioned same. If, in any case, the proposing transferor, having become so bound fails in transferring any share, the Corporation may receive the purchase money for that share and shall upon receipt cause the name of the purchasing shareholder to be entered in the register as the holder of the shares and cancel the certificate of the share held by the proposed transferor, whether the same shall be produced to the Corporation or not, and shall hold such purchase money in trust for the proposing transferor. The receipt of the Corporation for the purchase money shall be a good discharge to the purchasing shareholder and upon entry of the name of the purchasing shareholder in the register in respect of the shares to purchased, the validity of the proceedings shall not be questioned by any person.

(d) If some or all of the shares offered are not sold under the preceding Articles within the 14 day period referred to in paragraph (b), the proposing transferor shall be at liberty for a period of 90 days thereafter to transfer to any person such of the shares so offered as are not sold at a price less that is not less than that specified in the transfer notice or on terms m ore favourable to a purchaser than those specified in the transfer notice.

(e) The foregoing provisions as to transfer do not apply:

(i) if before the proposed transfer of shares is made, the proposing transferor obtains consents to the proposed transfer from shareholders, who at the time of the transfer are the registered holders of two-thirds or more of the issued shares of the class to be transferred or if the shares comprise more than one class, then from the registered holders of two-thirds or more of the shares of each class to be transferred and such consent shall be taken to be a waiver of the application of the preceding provisions as regards such transfer; or

(ii) to a transfer of shares desired to be made merely for the purpose of effectuating the appointment of a new trustee for the owner thereof, provided that his is proved to the satisfaction of the directors.

SCHEDULE / ANNEX C

None

SCHEDULE / ANNEX D

Incorporated on October 4, 2001 - British Columbia

SCHEDULE / ANNEX E

None

SCHEDULE 5

MATERIAL ASSETS, CONTRACTS AND AGREEMENTS

  Software License Agreement, dated October 11, 2002, between Profilium Inc. (the "Licensor") and PCS Media Inc. (the "Licensee") for use in North America in association with the PCS Media trademark or trade-name. The term of the License shall commence on the date the Agreement takes effect and shall terminate one year thereafter, with an option to renew for two successive terms of two years.

  Distribution and Wholesale Agreement, dated June 20, 2003, between Digital Youth Network Inc. and Microcell Solutions Inc. The initial term of the agreement shall be 12 months commencing on June 20, 2003. At the expiration of the initial term, the agreement shall be automatically renewed for successive 12 month periods, unless either party provides written notice at least 30 days prior to the expiry date of the initial term or any renewal thereof.

  Digital Youth Networks Assets List (attached).

Digital Youth Network Assets List

	Surrey Location	Vancouver Location	Ontario	Sales Team	Data Centre	Totals

Assets List
Computer Equipment	4,500	2,500	2,500	7,000	30,000	46,500
Software		5,000			5,000
Furniture	1,500	1,000				2,500
TV & Stereo	1,000					1,000
Inventory	19,645	19,645	43,152			82,442
Fixtures	1,500	1,500				3,000
Phone / Fax Machines	500	500	500			1,500
						0
						0
						0
						0
						0
						0
						0
						0
						0
						0
						0
						0
						0
Total Assets List	28,645	30,145	46,152	7,000	35,000	136,942

SCHEDULE 6

LEASES

  Temporary Occupancy License Agreement for Surrey Place Shopping Centre, dated September 12, 2002 between Surrey City Centre Mall Ltd., Surrey Place (the "Licensor")and PCS Media Corporation dba Digital Youth (the "Licensee"), with respect to Unit 564 - 2659 Central City, Surrey, BC V3T 2W1. The term of the License Agreement is for a period of one year coming November 1, 2002 and ending October 30, 2003, unless earlier terminated by the Licensor. Upon expiration of the term the Licensee may operate month to month or as determined by the Licensor, based on a monthly review by the Licensor.

  Short Term Lease Agreement, dated May 23, 2003, between Henderson Development (Canada) Ltd. (the "Landlord") and Digital Youth Network Inc. (the "Tenant"), with respect to the premises in International Village, Unit 2055 - 88 West Pender Street, Vancouver, BC.

  License to Occupy and Support Agreement, dated for reference July 25, 2003, between Digital Youth Network Inc. and Wireless With You Corp., whereby Digital Youth is granted a non-exclusive license to occupy up to an aggregate of 100 square feet of space at each of the following premises located in Ontario for a term of three months commencing July, 2003 and ending October, 2003:

1. 281 Scarborough Road, Toronto, Ontario M4E 3M9

2. 1530 Albion Road, Unit 37J, Etobicoke, Ontario M9V 1B4

3. 499 Main Street South, Brampton, Ontario L6Y 1N7

SCHEDULE 7

EMPLOYEES
Gloria Pgnaotta	$8.50 per hour
Amy-Jill	$8.50 per hour
Sara-Jane Aboussafy	$8.50 per hour
Tara Mol	$8.50 per hour
Tessa Mol	$8.50 per hour
Jordan Balbirnie	$8.50 per hour
Bryan Neebra	$8.00 per hour
Jolie Fairservice	$10.00 per hour
Tamara Soogrim	$9.00 per hour
Megha Sawhney	$8.00 per hour
Mahomed Abdulla	$8.00 per hour
Diana Da Mota	$8.00 per hour
Steve Harrison	$8.00 per hour
Sean McPherson	$8.00 per hour
Dan Reitzik	$7,000 per month
Jason Jaspar	$6,000 per month
Rob Skoko	$6,000 per month
Jeff Pryputsch	$3,000 per month
Edward Skoko	$3,000 per month
David Hendricks	$3,000 per month
Gordon Main	$2,500 per month
Adrian Beer	$3,000 per month

SCHEDULE 8

PRO-FORMA FINANCIAL GOALS

During the period beginning January 1, 2003 and ending December 31, 2003, Digital Youth Network Inc. must have 40,000 connected and in service subscribers and it must have booked revenue, calculated in accordance with GAAP, of at least $1,000,000 (Canadian $).

SCHEDULE 9

LICENSES AND PERMITS

  2003 Business Licence No. 03-507489 issued by the City of Vancouver covering the period January 1, 2003 to December 31, 2003, for the business address of Unit 2055, 88 West Pender Street, Vancouver, BC.

  2003 Business License No. 107753 issued by the City of Surrey covering the period October 21, 2002 to October 20, 2003, for the business address of Unit 564, 2659 Surrey Place Mall, Surrey, BC.

SCHEDULE 10

PRO FORMA EMPLOYMENT CONTRACT

EMPLOYMENT CONTRACT

AGREEMENT made the ____ day of October, 2003

B E T W E E N:

_________________________________________
Businessman, of ___________________________[INSERT ADDRESS]

(the "Executive")

-and -

DIGITAL YOUTH NETWORK INC., a corporation continued under the federal laws of Canada whose address is Suite 2055, 88 West Pender Street, Vancouver, BC V6B 4N9

(the "Company")

WHEREAS, the Executive and the Company wish to execute this Agreement in order to determine their rights and obligations in relation to the Executive's employment by the Company:

IN CONSIDERATION of (i) the payment of the sum of $100.00 to the Executive by the Company, (ii) the mutual covenants and agreements herein contained and (iii) other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Executive, the parties hereby agree with one another as follows:

1. INTERPRETATION

1.1 Definitions

In this Agreement, unless there is something in the subject matter or context inconsistent therewith:

(a) "Affiliate" and "Subsidiary" will have the respective meanings ascribed to such terms by the Canada Business Corporations Act on the date hereof;

(b) "Board" means the board of directors of the Company from time to time;

(c) "Business" means the business carried on by the Company of distributing wireless telecommunication handsets and the sale of advertising over wireless and other media, and such other business as is carried on by the Company from time to time;

(d) "Business Day" means any day of the week except Saturday, Sunday or any statutory or civic holiday observed in British Columbia;

(e) "Competitive Business" means a business similar to the Business which competes with the Company for Customers or employees or in respect of the development of Products;

(f) "Customer" means any Person who is a customer of the Company during the Time Period;

(g) "Effective Date" means October ___, 2003;

(h) "Intangible Property" means all discoveries, inventions, improvements, techniques, concepts and ideas, whether patentable or not, know-how and similar intangible property made, discovered, conceived, invented or improved by the Executive since the beginning of his employment by the Company, during the term of his employment hereunder and for 6 months thereafter, whether alone or with others and whether during regular working hours and through the use of the facilities and property of the Company or any affiliate or otherwise, in any way relating to the Business of the Company or any affiliate;

(i) "Person " includes an individual, corporation, partnership, joint venture, trust, unincorporated organization, the Crown or any agency or instrumentality thereof or any other entity recognized by law;

(j) "Product" means:

(i) any product or service manufactured, sold or distributed or any product being developed by the Company as part of the operation of the Business; and

(ii) any product or service which is designed to serve the same purpose as, or which is readily capable of being used to serve the same purpose as any of the products or services referred to in paragraph (i) above;

(k) "Pro-forma Goals" means the Pro-forma financial goals set forth on Schedule "A" hereto;

(l) "Territory" means those provinces of Canada and states of the United States of America in which the Company carries on its Business as at the date of this Agreement and any additional province or state in which the Company hereafter carries on its Business; and

(m) "Time Period" means the period commencing on the date hereof and ending 2 years after the termination of the employment of the Executive with the Company for any reason whatsoever.

1.2 Headings and Division

The division of this Agreement into Articles, Sections and Subsections and the insertion of headings are for convenience of reference only and will not affect the construction or interpretation of this Agreement. The headings in this Agreement are not intended to be full or precise descriptions of the text to which they refer and will not be considered part of this Agreement. References to an Article, Section or Subsection are to the corresponding Article, Section or Subsection of this Agreement.

1.3 Number and Gender

In this Agreement, words in the singular include the plural and vice-versa and words in one gender include all genders.

1.4 Currency

All references in this Agreement to dollars, unless otherwise specifically indicated, are expressed in Canadian currency.

1.5 Interpretation

The terms and provisions of this Agreement will not be construed against the Company merely because the Company has acted to prepare this Agreement.

2. EMPLOYMENT

The Company hereby agrees to employ the Executive as its ____________ and the Executive hereby accepts such employment, on and subject to the terms of this Agreement. In faithfully and diligently performing his duties and responsibilities as ________________ of the Company, the Executive will comply with all lawful and reasonable instructions as may from time to time be given to him by the ______________ Board. The Company reserves the right during the course of the Executive's employment to modify the Executive's duties and responsibilities as the Company deems necessary and appropriate from time to time.

3. TERM

This Agreement and the Executive's employment will be for a term of one year commencing on ______________, the "Effective Date and expiring on October ____, 2004, subject to earlier termination as provided in Article 12. At the end of the initial term of this Agreement, it will be automatically renewed for successive one year periods unless either party gives written notice to the other party of non-renewal at least 90 days in advance of the expiration date of the then current term or period. The initial term and each additional one year period during which this Agreement remains in effect are collectively referred to as the "Term").

4. DUTIES

4.1 Devotion of Time

During the Term, the Executive will

(a) devote substantially all of his full time and energies to the Business and affairs of the Company and its subsidiaries;

(b) well and faithfully serve the Company and its subsidiaries;

(c) use his best efforts, skills and abilities to promote the interests of the Company and its subsidiaries; and

(d) serve as an officer and director of the Company and any subsidiary of the Company if duly elected or appointed as such.

4.2 Duties

The Executive's duties will include but not be limited to the following:

[Description varies from contract to contract]

The Executive will also perform such other tasks and duties related to the foregoing as may from time to time be determined by the Board. The Executive will, in carrying out his obligations under this Agreement, report to the Board on a regular basis.

4.3 Hours of Work

The Executive acknowledges that the hours of work involved will vary and be irregular and are those hours required to meet the objectives of the Company. The Executive acknowledges that this Section constitutes an agreement to work such hours where such agreement is required by applicable legislation. The Executive also acknowledges that he is a senior executive of the Company and is in the position of a fiduciary with respect to the Company and all of its property and assets, whether tangible or intangible.

4.4 Place of Work

The Executive acknowledges that in order to devote substantially all of his full time and energies to the Business and affairs of the Company, the Executive will be required to reside within the Greater Vancouver Regional District and to fulfill his duties to the Company primarily from the Company's principal business office in Vancouver, British Columbia.

5. CONFIDENTIAL INFORMATION

5.1 No Use of Other Information

The Company is not employing the Executive to obtain the confidential information or business opportunities of any prior employer and the Executive is hereby requested and directed by the Company to disclose to the Company in writing, and to comply with, any obligations that he may have to any prior employer.

5.2 Confidentiality Obligations

The Executive acknowledges that as _________________, he has acquired and will acquire information about certain matters and things which are confidential to the Company and which information is the exclusive property of the Company. Further, the Executive acknowledges that the Business depends significantly upon the maintenance of trade secrets, technical innovations and other confidential, proprietary information that the Company has developed over a long period of time and at great expense. The Executive further acknowledges that the Company has developed a close and valuable relationship with many of its customers and suppliers. In partial consideration for the Executive's employment by the Company, the Executive covenants and agrees that he will not, at any time during the term of his employment by the Company or thereafter, until such information becomes part of the public domain, reveal, divulge or make known to any persons or entity (other than the Company and its duly authorized employees) or use for his own or any other's benefit, the Company's trade secrets, the source code of its software products, software products, production processes and materials, formulae, research techniques or accomplishments, copyrights, trademarks, patents, knowledge of any of the business or financial affairs of the Company, and personnel files, as well as customer lists and information concerning the identity, needs, and desires of actual and potential customers of the Company and its subsidiaries, joint ventures, partners, and other affiliated persons and entities as well as any other information regarded by the Company as confidential, which during or after his employment pursuant hereto is made known to the Executive. The Executive acknowledges that, without prejudice to any and all other rights of the Company, an injunction is the only effective remedy to protect the Company's rights and property as set out in this Section and the Executive hereby consents to entry of an injunction against him if he breaches the provisions of this Section, restraining him from any further breach of this Section.

6. INVENTIONS AND DISCOVERIES

6.1 Disclosure and Assignment

The Executive agrees to fully and freely (and without expense to the Company) record in a legible manner, in writing or in electronic form, and to communicate to the Company, and the Executive hereby assigns to the Company without the need for any further consideration or compensation therefor, all of his right, title and interest in and to all Intangible Property.

6.2 Waiver of Moral Rights

The Executive irrevocably waives in favour of the Company any and all moral rights that he may have with respect to the Intangible Property.

6.3 Ownership

All Intangible Property will be the sole and exclusive property of the Company and, upon request by the Company at any time or from time to time during the term or after the termination of the Executive's employment, the Executive will deliver to the Company all designs, drawings, sketches, models, prototypes, notes and other data and records relating to the Intangible Property that may be in his possession or otherwise available to him.

6.4 Further Documents

The Executive agrees that he will at all times (both during the continuance of his employment hereunder and at all times thereafter) take all action and execute and file all such documents to assist the Company or its assignees in every way to protect the rights of the Company or its assignees under this Article 0 (including without limitation the execution of one or more waivers of moral rights) and to vest in the Company or its assignees the entire right, title, interest and benefits (including without limitation patent and copyright rights) in and to any and all Intangible Property.

6.5 Non-Disclosure of Intangible Property

The Executive will not (either during the continuance of his employment hereunder or at any time thereafter) disclose any of the Intangible Property to any Person or use any of the Intangible Property for his own purposes or for any purpose other than those of the Company and its affiliates. Notwithstanding the foregoing, the Executive will have the right to disclose Intangible Property as directed by the Company, provided that all such disclosure is solely for the purpose of furthering the Company's interests.

7. CONFLICT OF INTEREST

During the Term, the Executive will give the Company his undivided loyalty and will devote his entire working time, ability, and attention to the Business, and he will not accept other employment or engage in any other outside business activity which interferes with the performance of his duties and responsibilities under this Agreement, except with the prior written consent of the Company.

8. VACATION

The Executive will be entitled to a vacation of up to two weeks in each calendar year. Such vacation will be taken at such time as agreed between the Company and the Executive.

9. EXPENSES

The Company will pay or reimburse the Executive for all reasonable travel and other reasonable out-of-pocket expenses actually and properly incurred by him in connection with his duties in accordance with the Company's expense policy in effect from time to time.

10. COMPENSATION

10.1 Salary

The Company will pay to the Executive, and the Executive hereby accepts as full compensation for all his services and duties hereunder, a base salary of $___________ per annum. The Executive's base salary is payable in accordance with the Company's standard salary payment schedule and is subject to source deductions and other deductions required to be deducted and remitted under applicable provincial or federal laws of Canada or Company policy in effect from time to time.

10.2 Stock Bonus

If the Company achieves the Pro-forma Goals on or before the first anniversary of the Effective Date, the Company shall cause its parent company, Ocean Ventures Inc. ("OCV"), to issue to the Executive One Hundred Twelve Thousand Five Hundred (112,500) common shares in the capital of OCV (the "Bonus Shares"). The right to receive the Bonus Shares shall vest on the one-year anniversary of the Effective Date only if (a) the Executive is then still employed by the Company, and (b) the Company has then achieved the Pro-forma Goals. The Bonus Shares will be subject to such restrictions on resale as are required by law and the certificates evidencing them will bear the following legend:

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 ACT (THE "1933 ACT"), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.

11. BENEFITS

The Executive will be entitled to participate in any plans maintained from time to time by the Company for the benefit of the Company's employees, including, but not limited to, those pertaining to group life, accident, sickness and medical insurance and pensions, all within the terms of such plans. Participation by the Executive in any of the foregoing plans, programmes and benefits is subject to the Executive being able to satisfy any pre-conditions of general application to the participation of all employees in such plans. All of the employee benefit plans referred to or contemplated by this Agreement will be governed solely by the terms of the underlying plan documents and by applicable law. Nothing in this Agreement will impair the Company's right to amend, modify, replace and terminate any and all such plans in its sole discretion as permitted by law. This Agreement is for the sole benefit of the Executive and the Company, and is not intended to create an employee benefit plan or to modify the terms of existing plans except as expressly set forth herein.

12. TERMINATION

The Executive's employment hereunder may be terminated in each of the circumstances in Sections 12.1 to 12.5 inclusive.

12.1 Death

This Agreement and the Executive's employment hereunder will terminate immediately upon the death of the Executive. Any termination pursuant to this Section will be deemed to be termination for cause.

12.2 Disability

The Company may terminate the Executive's employment hereunder if the Executive, by reason of physical or mental disability, is unable to fulfil his obligations and duties hereunder on a full time basis for a period of 4 months in any 12 month period (other than by reason of authorized vacation or leave).

12.3 Cause

The Company may terminate the Executive's employment hereunder immediately for cause. The term "cause" will include, without limitation:

(a) any failure by the Executive to observe and perform any of his covenants and obligations under this Agreement, including but not limited to, the failure or refusal of the Executive to comply with the lawful and reasonable directions or instructions of the Company on any material matter;

(b) fraud, dishonesty, negligence or wilful malfeasance by the Executive in connection with the performance of his duties hereunder;

(c) any commission of a crime by the Executive;

(d) any intentional or willful conduct of Executive which in the opinion of the Company, acting reasonably, tends to bring the Company into disrepute;

(e) any use or abuse of alcohol or drugs by the Executive which adversely affects the Executive's ability to perform his duties hereunder;

(f) the failure of the Executive to meet certain reasonable performance objectives that are defined by the Board and that are mutually agreed to in advance by the Executive and the Company in writing, which failure is not cured to the satisfaction of the Company within 15 days after written notice specifying such failure in reasonable detail has been delivered to the Executive;

(g) excessive absenteeism for whatever cause other than as contemplated within Section 12.2 which, in the Company's sole determination, acting reasonably, results in the Executive being unable to perform his duties hereunder; or

(h) any act that would constitute cause under the common law of the Province of British Columbia.

12.4 Without Cause

The Company may terminate this Agreement and the employment of the Executive hereunder at any time without cause and without notice immediately upon payment of the amounts stipulated in Section 13.3, and after the effective date of such termination, the Executive will be entitled to no further rights or benefits hereunder or in connection with his employment by the Company and the Executive hereby irrevocably waives any claims against the Company in that regard. The foregoing amounts represent the Company's maximum termination and severance obligations to the Executive. This provision will remain in full force and effect unamended notwithstanding any other alterations to the Executive's terms and conditions of employment or to this Agreement, whether fundamental or otherwise, unless the Executive and the Company otherwise agree in writing.

12.5 Termination by the Executive

The Executive may terminate this Agreement and his employment with the Company hereunder upon giving not less than 3 months written notice to the Company.

13. COMPENSATION ON TERMINATION

13.1 Compensation on Termination for Disability

During any period that the Executive fails to perform his duties hereunder as a result of a physical or mental disability, the Executive will continue to receive the salary payable to the Executive pursuant to and in accordance with the terms of Article 10 until his employment is terminated pursuant to Section 12.2, provided that payments so made to the Executive will be reduced by the sum of the amounts, if any, payable to the Executive under any disability benefit plans of the Company or under any governmental disability insurance programmes or other plans in which the Executive is a participant or pursuant to which the Executive is entitled to receive benefits.

13.2 Compensation on Termination for Cause

If the Executive's employment is terminated for cause, then the Company will pay the Executive his salary owing up to and including the date of termination and upon making such payment the Company will have no further obligations to the Executive under this Agreement or in connection with his employment by the Company.

13.3 Compensation on Termination Without Cause

If the Executive's employment is terminated by the Company pursuant to Section 12.4 at any time during the first three months of the term of this Agreement, the Company will pay to the Executive, in full and final satisfaction of any obligation that the Company might then have to the Executive, an amount equal to all salary yet unpaid and due to the Executive as at the day of termination and the Executive will not be entitled to receive any notice or termination pay. If the Executive's employment is terminated by the Company pursuant to Section 12.4 at any time after the first three months of the term of this Agreement, the Company will either give to the Executive one week's notice or, at its election, it may pay to the Executive an amount, to be inclusive of all termination and severance amounts payable under this Agreement and any applicable laws, equal to one week of base salary or such greater amount as the Company may be required to give the Executive at that time pursuant to the Employment Standards Act (British Columbia). As at the date of this Agreement, the Employment Standards Act provides for severance payments or notice or a combination of both equal to one week after three months employment, two weeks after twelve months employment and, after three years employment, one week for each completed year of employment to a maximum of eight weeks. Nothing in this Agreement shall be construed as requiring the Company to pay money in lieu of notice unless required to do so pursuant to the Employment Standards Act. All payments made to the Executive under this Section will be less all applicable statutory deductions and withholdings which the Company is required to make from time to time. The amount payable under this Section will be paid to the Executive in equal monthly instalments on the first day of each month during the Time Period. Notwithstanding the foregoing, in the event that the Executive breaches his obligations pursuant to Article 14 of this Agreement, and in addition to any other rights of the Company in such event, the Company's obligation to pay any amounts due to the Executive in excess of those provided for in the Employment Standards Act, under this Section will terminate.

14. NON-COMPETITION AND NON-SOLICITATION

14.1 Non-Competition

The Executive will not, during the Time Period and within the Territory,

(a) directly or indirectly carry on, engage in or participate in any Competitive Business either alone or in partnership or jointly or in conjunction with any other Person; or

(b) directly or indirectly assist (as principal, beneficiary, director, shareholder, partner, nominee, executor, trustee, agent, servant, employee, independent contractor, supplier, consultant, lender, guarantor, financier or in any other capacity whatever) any Person to carry on, engage in or participate in a Competitive Business; or

(c) have any direct or indirect interest or concern (as principal, beneficiary, director, shareholder, partner, nominee, executor, trustee, agent, servant, employee, consultant, independent contractor, supplier, creditor or in any other capacity whatever) in or with any Person, if any part of the activities of such Person consists of carrying on, engaging in or participating in a Competitive Business.

14.2 Non-Solicitation

During the Time Period, the Executive will not:

(a) directly or indirectly solicit any Customer except for the sole benefit of the Company or for a purpose that does not compete with the Company; or

(b) directly or indirectly assist (be it as principal, beneficiary, servant, director, shareholder, partner, nominee, executor, trustee, agent, employee, independent contractor, supplier, consultant, lender, financier or in any other capacity whatever) any Person directly or indirectly to solicit any Customer except for the sole benefit of the Company or for a purpose that does not compete with the Company; or

(c) have any direct or indirect interest or concern (be it as principal, beneficiary, director, shareholder, partner, nominee, executor, trustee, agent, servant, employee, consultant, independent contractor, supplier, creditor or in any other capacity whatever) in or with any Person if any of the activities of such Person or entity consists of soliciting any Customer, if such solicitation is directly or indirectly intended to result in a sale of any product or service to such Customer and is directly or indirectly competitive or potentially competitive with any product or service then produced by the Business; or

(d) on his behalf or on behalf of any Person, directly or indirectly contact customers or clients of the Company to encourage such customers or clients to cease or restrict doing business with the Company, or in any way interfere with or attempt to disrupt the Company's customer and client relationships, contractual or otherwise.

14.3 Employees

During the Time Period, the Executive will not directly or indirectly solicit or induce, or attempt to solicit or induce, or offer employment to, any employee, independent contractor, or consultant of the Company to leave the Company's employ or terminate services to the Company, except for the sole benefit of the Company and with the prior written consent of the Board.

14.4 Exception

Nothing in this Article 14 will prevent the Executive from directly or indirectly owning up to an aggregate of 1% of the issued capital stock of any public company the price of whose shares is quoted in a published newspaper of general circulation.

14.5 Covenants Reasonable

The Executive agrees that:

(a) the covenants contained in this Agreement are essential elements to this Agreement and that the Company would not have entered into this Agreement without them;

(b) considering the market for the products of the Company, the Territory is reasonable in order to protect the legitimate business interests of the Company;

(c) since the breach by him of any of the provisions of this Article 14 would cause serious and irreparable harm to the Company which could not adequately be compensated for in damages, in the event of a breach by him of any of such provisions, the Executive consents to an injunction being issued against him restraining him from any further breach of any such provision, but the provisions of this Section will not be construed so as to be a derogation of any other remedy which the Company may have in the event of such breach; and

(d) the Time Period will be extended by the time the Executive is in breach of any provision of this Article 14.

14.6 Severability

If a court of competent jurisdiction determines that all or any portion of the covenants set forth in this Article 14 are void or unenforceable in the circumstances, then such void or unenforceable provision will, automatically and without further act on the part of the parties hereto, but only as regards those matters or parties before the court, be reduced in scope, territory or duration of time to such an extent that such court would hold the same to be enforceable in the circumstances before the court.

14.7 Covenants Independent

The existence of any claim or cause of action of the Executive against the Company or any affiliate thereof whether pursuant to this Agreement or otherwise will not constitute a defence to the enforcement by the Company of the provisions of this Article 14.

15. GENERAL

15.1 Entire Agreement

This Agreement constitutes the entire agreement between the parties pertaining to the employment of the Executive by the Company and supersedes all prior agreements, negotiations, discussions and understandings, written or oral, between the parties. There are no representations, warranties, conditions, other agreements or acknowledgements, whether direct or collateral, express or implied, that form part of or affect this Agreement, or which induced any party to enter into this Agreement or on which reliance is placed by any party, except as specifically set forth in this Agreement.

15.2 Amendment

This Agreement may be amended or supplemented only by a written agreement signed by each party.

15.3 Waiver of Rights

Any waiver of, or consent to depart from, the requirements of any provision of this Agreement will be effective only if it is in writing and signed by the party giving it, and only in the specific instance and for the specific purpose for which it has been given. No failure on the part of any party to exercise, and no delay in exercising, any right under this Agreement will constitute a waiver of such right. No single or partial exercise of any such right will preclude any other or further exercise of such right or the exercise of any other right.

15.4 Applicable Law

This Agreement will be governed by and construed in accordance with the laws in force in the Province of British Columbia. Each party irrevocably submits to the sole and exclusive jurisdiction of the courts of British Columbia with respect to any matter arising hereunder or related hereto.

15.5 Time

Time is and will remain of the essence of this Agreement and all of its provisions.

15.6 Notices

Any notice, demand or other communication (in this Section, a "notice") required or permitted to be given or made hereunder must be in writing and will be sufficiently given or made if:

(a) delivered in person during normal business hours on a Business Day and left with a receptionist or other responsible employee of the Company or any family member of the Executive at the applicable address set forth below;

(b) sent by prepaid first class mail; or

(c) sent by any electronic means of sending messages, including telex or facsimile transmission, which produces a paper record ("Electronic Transmission") during normal business hours on a Business Day, charges prepaid and confirmed by prepaid first class mail;

in the case of a notice to the Executive, addressed to him at:

___________________________________

Facsimile: (604) _____________________

and in the case of a notice to the Company, addressed to it at:

Suite 2055, 88 West Pender Street
Vancouver, BC V6B 4N9

Attention: Chairman of the Board

Each notice sent in accordance with this Section will be deemed to have been received:

(d) at the time on the day it was delivered;

(e) at the beginning of business on the third Business Day after it was mailed (excluding each Business Day during which there existed any general interruption of postal services due to strike, lockout or other cause); or

(f) one hour after they were sent on the same day that it was sent by Electronic Transmission, or at the start of business on the first Business Day thereafter if the day on which it was sent by Electronic Transmission was not a Business Day.

The Executive or the Company may change the address for notice by giving notice to each other as provided in this Section.

15.7 Assignment

This Agreement may not be assigned by the Executive, but may be assigned by the Company to any successor in interest to the Business. If the Company does not survive any merger, acquisition, or other reorganization, then it will make a reasonable effort to obtain an assumption of this Agreement by the surviving entity in such merger, acquisition, or other reorganization, but the failure to obtain such assumption will not prevent or delay such merger, acquisition, or other reorganization or relieve the Company of its obligations under this Agreement. Subject thereto, this Agreement will enure to the benefit of and be binding upon the parties and their respective heirs, executors, administrators, legal personal representatives, successors (including any successor by reason of amalgamation or statutory arrangement of any party) and permitted assigns.

15.8 Severability

Subject to Section 15.7, if any provision of this Agreement is determined to be invalid or unenforceable, that will not affect the validity or enforceability of any other provision hereof. The parties will in good faith negotiate a mutually acceptable and enforceable substitute for the invalid or unenforceable provision, which substitute will be as consistent as possible with the original intent of the parties.

15.9 Further Assurances

Each party will do such acts and will execute such further documents, conveyances, deeds, assignments, transfers and the like, and will cause the doing of such acts and will cause the execution of such further documents as are within its power as any other party may in writing at all time and from time to time reasonably requests be done and or executed, in order to give full effect to the provisions of this Agreement.

15.10 Independent Legal Advice

The Executive acknowledges that he has read and that he fully understands this Agreement and he acknowledges and agrees that the Company has given him the opportunity to seek, and has recommended that he obtain, independent legal advice with respect to the subject matter of this Agreement. Further, the Executive hereby represents and warrants to the Company that he has sought independent legal advice or waives such advice.

15.11 Counterpart

This Agreement may be executed in counterpart, each of which, when so executed, will be deemed to be an original copy hereof and thereof, and all such counterparts together will constitute but one single agreement. Each party may deliver a counterpart signature page by facsimile transmission.

IN WITNESS WHEREOF the parties have duly executed this Agreement on the date first written above.

DIGITAL YOUTH NETWORK INC.

Per:
Name:
Title:

SIGNED, SEALED and DELIVERED by ______________ in the presence of: Signature Print Name Address Occupation	) ) ) ) ) ) ) ) ) ) ) ) )

OCEAN VENTURES INC. hereby joins in this Agreement as at the Effective Date for the limited purpose of agreeing to the provisions of Section 10.2, pertaining to the issue of Bonus

Shares, but only to the extent that the Company is, on the one-year anniversary of the Effective Date, still the wholly-owned subsidiary of Ocean Ventures Inc.

OCEAN VENTURES INC.

Per:
Authorized Signatory

SCHEDULE "A"

PRO-FORMA FINANCIAL GOALS